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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): April 15, 2006

                     Lehman ABS Corporation, on behalf of:


           CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-27 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    001-31848                13-3447441
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(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Corporate Backed Trust Certificates, Series 2001-27 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of June 28, 2001.

Item 8.01. OTHER EVENTS

On April 15, 2006, distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Royal Caribbean Cruises Ltd. ("Royal Caribbean"), the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on Royal Caribbean please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under Royal Caribbean's Exchange Act file number, 001-11884. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Royal Caribbean may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)    The following exhibit is filed as part of this report:

       1 Trustee's Distribution Statement to the Corporate Backed Trust Certificates, Series 2001-27 Certificate Holders for the period ending April 15, 2006.


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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 15, 2006


                                           Lehman ABS Corporation


                                           By: /s/ Charles M. Weaver
                                           ------------------------------------
                                           Name:  Charles M. Weaver
                                           Title: Senior Vice President


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                                 EXHIBIT INDEX


Exhibit Number   Description
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       1         Trustee's Distribution Statement to the Corporate Backed Trust
                 Certificates, Series 2001-27 Certificate Holders for the period ending April 15, 2006


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                                                                     Exhibit 1

                       TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Series 2001-27
*CUSIP:  21988G650  Class   A-1
         21988GAZ9  Class   A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending April 15, 2006.

INTEREST ACCOUNT
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Balance as of October 15, 2005.....                                        $0.00
         Scheduled Income received on securities.....              $1,687,500.00
         Unscheduled Income received on securities.....                    $0.00

LESS:
         Distribution to Class A-1 Holders.....                   -$1,687,499.16
         Distribution to Class A-2 Holders.....                           -$0.00
         Distribution to Depositor.....                                   -$0.00
         Distribution to Trustee.....                                     -$0.84
Balance as of April 15, 2006.....                                          $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of October 15, 2005.....                                        $0.00
         Scheduled Principal received on securities.....                   $0.00

LESS:
         Distribution to Holders.....                                     -$0.00
Balance as of April 15, 2006.....                                          $0.00


                  UNDERLYING SECURITIES HELD AS OF April 15, 2006

          Principal
            Amount           Title of Security
         -----------         -----------------------------------------
         $45,000,000         Royal Caribbean Cruises Ltd. 7.50% Senior
                             Debentures due October 15, 2027
                             *CUSIP:  780153AG7

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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